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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    November 11, 1999
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                              RITE AID CORPORATION
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             (Exact name of registrant as specified in its charter)


         Delaware                     1-5742               23-1614034
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(State or other jurisdiction       (Commission           (IRS Employer
     of incorporation)             File Number)        Identification No.)


30 Hunter Lane, Camp Hill, Pennsylvania                                17011
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:     (717) 761-2633
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ITEM 4.  Changes in Registrant's Certifying Accountant.

     On November 11, 1999, the firm of KPMG LLP ("KPMG") orally notified a member of the Audit Committee and the Registrant of their resignation as auditors of the Registrant because they were unable to continue to rely on management's representations.

     By letter dated November 11, 1999, KPMG advised the Registrant that, in light of the Registrant's announcement on October 18, 1999 that the Registrant is planning to restate its consolidated balance sheets as of February 27, 1999 and February 28, 1998 and the related consolidated statements of income, stockholders' equity and cash flows for each of the years in the three-year period ended February 27, 1999, KPMG's auditors' report thereon dated May 28, 1999 "should no longer be relied upon." In addition, KPMG requested that the Registrant advise those persons who have received a copy of KPMG's report and those persons that the Registrant believes are relying or are likely to rely on the financial statements to be restated and the related report "of [KPMG's] notification to [the Registrant] that the Financial Statements and the Report should no longer be relied upon." (A copy of this letter is attached as Exhibit
99.1 hereto.) The withdrawn report and KPMG's report on the Registrant's consolidated financial statements for the fiscal year ended February 28, 1998 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     On November 2, 1999, the Registrant filed its Quarterly Report on Form 10-Q for the thirteen and twenty-six weeks ended August 28, 1999, which included certain restated financial information. KPMG did not audit, review, or otherwise report on the financial statements included in the Form 10-Q. In view of KPMG's resignation on November 11, 1999, the Registrant was not able to resolve to KPMG's satisfaction, prior to their resignation, the amounts and causes of the restatement adjustments identified in the Registrant's most recently filed Form 10-Q and the additional restatement adjustments which may be required with respect to prior periods not included in that Form 10-Q. KPMG discussed certain of these matters with members of the Audit Committee. The Registrant is continuing to review its accounting practices for the past several years.

     In connection with the audits of the Registrant's consolidated financial statements for the fiscal years ended February 27, 1999 and February 28, 1998, and during the subsequent unaudited interim periods since the most recently ended fiscal year, there were no disagreements with KPMG on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the matter in their report other than as follows:

     In connection with the audit of the Registrant's consolidated financial statements for the fiscal year ended February 27, 1999, KPMG reported to the Registrant's Audit Committee the following three disagreements between KPMG and the Registrant:

         (1) KPMG disagreed with the Registrant's view that certain amounts could be reflected as income based upon estimates of recoveries from vendors.

         (2) KPMG disagreed with the Registrant's accounting for certain deferred costs.

         (3) KPMG disagreed with the Registrant's accounting for certain expenses charged against its acquisition accruals.

     With respect to these matters, the Registrant adjusted its financial statements to record its estimates of the appropriate amounts.

     The Registrant has authorized KPMG to respond fully to any successor independent accounting firm regarding KPMG's audit of the Registrant's financial statements, the disagreements with the Registrant in connection therewith, the Reportable Events and KPMG's resignation as auditors of the Registrant.

     At an Audit Committee meeting on June 30, 1999, KPMG delivered a letter to the Audit Committee dated June 24, 1999 describing the following material weakness in the Registrant's internal controls. The letter stated that the Registrant's internal controls were insufficient to allow the Registrant's management "to accumulate and reconcile information necessary to properly record and analyze transactions on a timely basis." The letter suggested the
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following actions to "significantly enhance the quality of [the Registrant's]
financial accounting and reporting function": "(a) adding sufficient qualified accounting personnel, (b) improving the financial accounting systems, which produce the necessary data, (c) analyzing the data on a timely basis, and (d) significantly improving documentation supporting transactions, journal entries, and business decisions on a timely basis." KPMG has asserted that it informed the Registrant on June 23, 1999 and the Audit Committee at the June 30, 1999 meeting that, as a result of the issuance of the material weakness letter, KPMG would not be in a position to issue quarterly review reports until the matters referred to above were addressed and resolved. In addition, KPMG has asserted that they informed the Registrant on June 23, 1999 and the Audit Committee at the June 30, 1999 meeting that KPMG was no longer willing to rely on representations made by the then serving Chief Financial Officer. Each member of the Audit Committee and another member of the Registrant's Board of Directors who attended the June 30, 1999 Audit Committee meeting deny that any such statements were made at that meeting or at any other time. The Chief Financial Officer was replaced on July 14, 1999. Subsequent to June 24, 1999, the Registrant has created new positions in the financial accounting and reporting department and has filled and is seeking to fill those positions with qualified personnel. The Registrant is evaluating system needs in order to improve its financial accounting systems. The Registrant has restructured its accounting and financial reporting function to strengthen communication and accountability and is revising its processes and procedures with respect to transactions, journal entries and approvals to improve the timeliness with which it is able to document and analyze financial data.

         Simultaneously with their resignation on November 11, 1999, KPMG also advised the member of the Audit Committee and the Registrant that KPMG had concerns about the amounts the Registrant charged certain vendors relating to damaged or outdated products. In June 1999, the Registrant engaged a third party to handle all damaged or outdated products, including obtaining appropriate refunds, and accordingly, the Registrant is no longer involved in processing damaged or outdated products. In view of KPMG's resignation on November 11, 1999, there was no opportunity for the Registrant to resolve this matter to KPMG's satisfaction prior to their resignation.

         The Registrant is in the process of engaging new independent accountants to audit and report on the Registrant's restated consolidated balance sheets as of February 27, 1999 and February 28, 1998 and the related restated consolidated statements of income, stockholders' equity and cash flows for each of the years in the three-year period ended February 27, 1999. The new independent accountants will also audit the Registrant's consolidated financial statements for the fiscal year ending February 26, 2000.


ITEM 5.  Other Events

     The Registrant has been advised that the Securities and Exchange Commission has commenced a formal investigation of the Registrant.

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ITEM 7.  Financial Statements and Exhibits

         (c)  The following exhibits are filed with this report:



            Exhibit Number                         Description
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                 16.1               Letter of KPMG LLP dated November __, 1999*

                 99.1               Letter of KPMG LLP dated November 11, 1999


      *  To be filed by amendment.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RITE AID CORPORATION


Date: November 18, 1999                   By: /s/ Elliot T. Gerson
                                              ---------------------------
                                              Name:  Elliot T. Gerson
                                              Title: Senior Executive
                                                     Vice President,
                                                     Secretary and
                                                     General Counsel
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                                 EXHIBIT INDEX


Exhibit Number                                    Description
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     99.1                           Letter of KPMG LLP dated November 11, 1999